UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 941-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 23, 2025, Aethlon Medical, Inc., a Nevada corporation (the “Company”), filed a prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “Commission”) relating to the offer and sale of shares of the Company's common stock, par value $0.001 per share (“Common Stock”), from time to time pursuant to that certain At Market Offering Agreement, dated March 24, 2022, as amended on December 19, 2025 (the “ATM Agreement”), by and between the Company and H.C. Wainwright & Co., LLC (“Wainwright”). The Prospectus Supplement was filed together with the base prospectus dated January 2, 2026 (the “Base Prospectus” and together with the Prospectus Supplement, the “Prospectus”), under the Company's Registration Statement on Form S-3 (File No. 333-292405), which became effective on January 2, 2026 (the “Registration Statement”).

On June 4, 2026, the Company filed Amendment No. 1 to the Prospectus Supplement (the “Amendment” and together with the Base Prospectus and the Prospectus Supplement, the “Prospectus”), amending and supplementing the Prospectus Supplement to update the amount of shares eligible for sale pursuant to General Instruction I.B.6 of Form S-3. Following the filing of the Amendment, the Company may offer and sell shares of Common Stock having an aggregate offering price of up to $542,716 pursuant to the ATM Agreement (the “Placement Shares”). This amount is in addition to the shares of Common Stock having an aggregate sales price of $1,849,457 that were previously sold pursuant to the Prospectus Supplement prior to the filing of the Amendment. As of June 1, 2026, the Company had 2,344,886 shares of Common Stock outstanding, of which 2,337,629 shares were held by non-affiliates for purposes of calculating the Company's public float under General Instruction I.B.6 of Form S-3. All other terms of the offering and the ATM Agreement remain unchanged and are described in the Prospectus Supplement and the ATM Agreement.

The legal opinion of Procopio, Cory, Hargreaves & Savitch, LLP relating to the Placement Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The offering of the Placement Shares has been registered pursuant to the Registration Statement, and any offering of the Placement Shares will be made only by means of the Prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any of the Placement Shares described herein, nor shall there be any sale of such securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Procopio Cory Hargreaves & Savitch, LLP
23.1	Consent of Procopio Cory Hargreaves & Savitch, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2026	Aethlon Medical, Inc.

	By:	/s/ James B. Frakes
James B. Frakes Chief Executive Officer and Chief Financial Officer

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